Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of China Finance, Inc. on Form 10-QSB for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Zhiyong Xu, Chief Executive Officer and Chairman of the Board of China Finance, Inc., certify, pursuant to 18 U.S.C.
Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of China Finance, Inc. as of and for the period covered by the Report.

            Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

                                                     /s/ Zhiyong Xu
Dated: May 9, 2005                                  ---------------------------
                                                     Zhiyong Xu
                                                     Chief Executive Officer and
                                                     Chairman of the Board